UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

FREEPORT-McMoRan INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 North Central Avenue
Phoenix, AZ	85004
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07    Submission of Matters to a Vote of Security Holders.

Freeport-McMoRan Inc. (the “Company”) held its 2017 annual meeting of stockholders on June 6, 2017, in Wilmington, Delaware (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the Company’s stockholders: (1) elected each of the eight director nominees listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders or until his or her successor is duly elected and qualified; (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year; (3) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (4) approved, on an advisory basis, conducting future advisory votes on the compensation of the Company’s named executive officers every year.

Of the 1,446,646,071 shares of the Company’s common stock outstanding as of the record date, 1,210,406,182 shares were represented at the 2017 Annual Meeting. The independent inspector of elections reported the final vote of stockholders as follows:

Proposal 1: Election of eight director nominees.

Name	Votes For	Votes Withheld	Broker Non-Votes

Richard C. Adkerson	979,679,031	12,285,014	218,442,137
Gerald J. Ford	835,784,398	156,179,647	218,442,137
Lydia H. Kennard	976,542,715	15,421,330	218,442,137
Andrew Langham	887,374,252	104,589,793	218,442,137
Jon C. Madonna	770,265,001	221,699,044	218,442,137
Courtney Mather	975,332,955	16,631,090	218,442,137
Dustan E. McCoy	761,203,930	230,760,115	218,442,137
Frances Fragos Townsend	903,315,307	88,648,738	218,442,137

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,197,370,486	10,864,480	2,171,216	N/A

Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes

519,806,384	465,039,300	7,118,361	218,442,137

Proposal 4: Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Votes For Every Year	Votes For Every Two Years	Votes For Every Three Years	Abstentions	Broker Non-Votes

964,921,448	3,335,171	15,780,366	7,927,060	218,442,137

In accordance with the results of the vote on Proposal No. 4, the Company, based on the recommendation of its Board of Directors and the vote of its stockholders, will hold an advisory vote on the compensation of its named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of executives, which will occur no later than the Company’s annual meeting of stockholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan INC.

By: /s/ Kathleen L. Quirk
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Kathleen L. Quirk
Executive Vice President, Chief Financial Officer
& Treasurer (authorized signatory and
Principal Financial Officer)

Date: June 6, 2017